UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985
                                  -----------

                         TEMPLETON EMERGING MARKETS FUND
                        ---------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/10
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


FEBRUARY 28, 2010

SEMIANNUAL REPORT

                                   (GRAPHIC)

                                                                   INTERNATIONAL

                                    TEMPLETON
                              EMERGING MARKETS FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                           Franklin Templeton Investments

                           GAIN FROM OUR PERSPECTIVE(R)

                           Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE      Each of our portfolio management groups
                           operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                           FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                           TEMPLETON. Founded in 1940, Templeton
                           pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                           MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION       Because our management groups work independently
                           and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST  At Franklin Templeton Investments, we
                           seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SEMIANNUAL REPORT
Templeton Emerging Markets Fund ...........................................    1
Performance Summary .......................................................    5
Important Notice to Shareholders ..........................................    6
Financial Highlights and Statement of Investments .........................    8
Financial Statements ......................................................   12
Notes to Financial Statements .............................................   15
Annual Meeting of Shareholders ............................................   21
Dividend Reinvestment and Cash Purchase Plan ..............................   22
Shareholder Information ...................................................   25

Semiannual Report

Templeton Emerging Markets Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/10

                                  (BAR CHART)

Asia                        56.2%
Latin America & Caribbean   24.4%
Europe                      19.1%
Middle East & Africa         0.1%
Short-Term Investments &
  Other Net Assets           0.2%

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Fund's semiannual report for the period ended February 28, 2010.

PERFORMANCE OVERVIEW

Templeton Emerging Markets Fund delivered cumulative total returns of +20.57% based on market price and +19.47% based on net asset value for the six months under review.

ECONOMIC AND MARKET OVERVIEW

Emerging market equities were volatile in the six months under review. In the earlier part of the reporting period, stocks continued their upward trend, which was supported by strong gross domestic product (GDP) growth resulting from successful government-implemented stimulus programs. However, after reaching a 17-month high in January 2010, emerging market stocks succumbed to renewed concerns about the global recovery's strength. Debt crises in Greece and Dubai raised concerns about the financial strength of some European and Middle Eastern countries and, in Asia, China's incremental tightening monetary

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.


                              Semiannual Report | 1

TOP 10 COUNTRIES
Based on Equity Investments as of 2/28/10

              % OF TOTAL
              NET ASSETS
              ----------
Brazil           22.2%
China            15.4%
India            14.1%
Thailand          8.4%
Russia            7.9%
Turkey            6.7%
Hong Kong         6.4%
South Korea       5.3%
Indonesia         4.9%
Mexico            2.2%

policies added to investor anxieties surrounding the government's withdrawal of stimulus measures and its impact on the world economy. Toward period-end, investor worries eased as fund flows into emerging markets turned positive. For the six-month reporting period, emerging markets stocks, represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, delivered a +12.28% total return in U.S. dollar terms.1 Part of this return was the result of stronger emerging market currencies.

On a regional basis, Latin America was the top performer for the review period. Higher commodity prices and stronger domestic currencies supported the region's equity prices. In Asia, top performing markets included India, Indonesia and Thailand. China also ended the reporting period with a positive return despite its measures to curb excessive bank lending and overheating in certain sectors. Eastern European markets posted mixed results due, in part, to credit crunch concerns. The Czech Republic, Hungary and Poland underperformed their emerging market peers, while Russia significantly outperformed with a +23.32% total return in U.S. dollar terms.(1) Higher oil prices and investors' search for undervalued stocks helped boost Russian stock prices. Despite Turkey's credit rating upgrade, the country's stock market suffered sharp drops in February that erased most of its gains, largely due to political instability, a weaker lira and fears of contagion from Greece's sovereign debt problems.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. Country and regional returns are from subindexes of the MSCI EM Index. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                             2 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, some of the Fund's most significant contributors to absolute performance included India's Sesa Goa, a leading iron ore miner and exporter, Brazil's Vale, one of the world's largest iron ore producers, and Petrobras (Petroleo Brasileiro), Brazil's national oil and gas company. Higher commodity prices had a positive impact on energy and metals and mining stocks and, in our view, these stocks could continue to benefit from a long-term upward trend in commodity prices and strong demand for oil and gas and raw materials. In line with our strategy, we considered many commodity-related companies attractive investment opportunities, and we believed they could remain profitable.

In contrast, some of the largest detractors from the Fund's absolute performance included Turkey's Akbank, South Korea's Hyundai Development and China's Chalco (Aluminum Corp. of China) during the reporting period. Akbank is one of Turkey's biggest commercial banks. Its stock price fell amid worries regarding a difficult political environment and possible contagion of Greece's economic problems. We remained confident in the company's long-term prospects based on what we viewed as its good asset quality and relatively strong market position. Shares of Hyundai Development, a leading residential property developer, declined in value largely due to the adverse impact that uncertainty in the global economic situation had on housing demand. However, a low interest rate environment and strong brand recognition and market position supported the company, and we considered its stock attractively valued. The share price of alumina and primary aluminum products producer Chalco declined mainly as a result of Russian competitor Rusal's listing on the Hong Kong Stock Exchange, which divided local investors seeking exposure to the aluminum sector. Over the long term, we believe Chalco remains well positioned to gain from rapid growth in China's aluminum consumption.

In the review period, we increased the Fund's Asian holdings due to their attractive fundamentals in our view. Specifically, we made purchases in Pakistan, Thailand, India and South Korea and, as a result, the Fund's exposure was higher to diversified banking; apparel, accessories and luxury goods; marine ports and services; and real estate management and development companies. Key additions to existing positions included Pakistani commercial banks MCB Bank and Faysal Bank, Chinese port operator Chiwan Wharf Holdings, and Indian real estate developer Peninsula Land. Conversely, we made only one sale during the reporting period as we trimmed the Fund's exposure to PetroChina, the country's largest oil and gas company.

TOP 10 HOLDINGS
2/28/10

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
------------------------                 ----------
Petrobras (Petroleo Brasileiro SA),
ADR, pfd.                                    7.7%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
Vale SA, ADR, pfd., A                        7.1%
   METALS & MINING, BRAZIL
Sesa Goa Ltd.                                7.0%
   METALS & MINING, INDIA
Akbank TAS                                   4.4%
   COMMERCIAL BANKS, TURKEY
Itau Unibanco Holding SA, ADR                4.0%
   COMMERCIAL BANKS, BRAZIL
Denway Motors Ltd.                           3.7%
   AUTOMOBILES, CHINA
Banco Bradesco SA, ADR, pfd.                 3.5%
   COMMERCIAL BANKS, BRAZIL
PetroChina Co. Ltd., H                       3.1%
   OIL, GAS & CONSUMABLE FUELS, CHINA
Dairy Farm International Holdings Ltd.       3.1%
   FOOD & STAPLES RETAILING, HONG KONG
Tata Consultancy Services Ltd.               3.0%
   IT SERVICES, INDIA


                             Semiannual Report | 3

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             4 | Semiannual Report

Performance Summary as of 2/28/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: EMF                                       CHANGE   2/28/10  8/31/09
-----------                                       ------   -------  -------
Net Asset Value (NAV)                             +$2.92    $18.60   $15.68
Market Price (NYSE)                               +$2.96    $17.98   $15.02
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                         $0.1407

PERFORMANCE

                                        6-MONTH    1-YEAR   5-YEAR   10-YEAR
                                        -------   -------   ------   -------
Cumulative Total Return(1)
   Based on change in NAV(2)            +19.47%   +117.59%  +94.73%  +183.06%
   Based on change in market price(3)   +20.57%   +133.37%  +75.99%  +215.50%
Average Annual Total Return(1)
   Based on change in NAV(2)            +19.47%   +117.59%  +14.26%   +10.97%
   Based on change in market price(3)   +20.57%   +133.37%  +11.97%   +12.18%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                             Semiannual Report | 5

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

PARTICIPATORY NOTES

In trying to achieve its investment goals, the Fund may invest in participatory notes. A participatory note, as used by the Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Fund's investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Fund to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

Participatory notes are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Pursuant to the terms of the instrument, the Fund may tender a participatory note for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. The participatory notes represent unsecured, unsubordi-nated contractual rights of the issuer of the participatory notes. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.


                             6 | Semiannual Report

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk. While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund's nonfundamental investment policy regarding investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.


                             Semiannual Report | 7

Templeton Emerging Markets Fund

FINANCIAL HIGHLIGHTS

                                                         SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                                        FEBRUARY 28, 2010  -------------------------------------------------------
                                                           (UNAUDITED)        2009        2008        2007       2006       2005
                                                        -----------------  ----------  ----------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................      $  15.68       $  19.11    $  23.14    $  20.56   $  17.98   $  13.40
                                                            --------       --------    --------    --------   --------   --------
Income from investment operations:
   Net investment income (loss)(a) ...................         (0.02)          0.19        0.30        0.37       0.33       0.32
   Net realized and unrealized gains (losses) ........          3.08          (2.18)      (2.16)       7.47       4.25       4.51
                                                            --------       --------    --------    --------   --------   --------
Total from investment operations .....................          3.06          (1.99)      (1.86)       7.84       4.58       4.83
                                                            --------       --------    --------    --------   --------   --------
Less distributions from:
   Net investment income .............................         (0.14)         (0.30)      (0.34)      (0.64)     (0.39)     (0.25)
   Net realized gains ................................            --          (1.14)      (1.83)      (4.62)     (1.61)        --
                                                            --------       --------    --------    --------   --------   --------
Total distributions ..................................         (0.14)         (1.44)      (2.17)      (5.26)     (2.00)     (0.25)
                                                            --------       --------    --------    --------   --------   --------
Net asset value, end of period .......................      $  18.60       $  15.68    $  19.11    $  23.14   $  20.56   $  17.98
                                                            --------       --------    --------    --------   --------   --------
Market value, end of period(b) .......................      $  17.98       $  15.02    $  17.63    $  20.56   $  18.94   $  18.31
                                                            ========       ========    ========    ========   ========   ========
Total return (based on market value per share)(c) ....         20.57%         (1.27)%     (6.16)%     41.62%     15.01%     30.66%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses(e) ..........................................          1.52%          1.55%       1.55%       1.55%      1.58%      1.57%
Net investment income (loss) .........................         (0.18)%         1.55%       1.28%       1.86%      1.66%      2.00%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................      $336,362       $283,401    $345,403    $418,213   $366,549   $318,240
Portfolio turnover rate ..............................          0.78%         13.03%       9.33%      33.15%     43.03%     36.04%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                              8 | Semiannual Report

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010 (UNAUDITED)

                                                                               INDUSTRY                     SHARES         VALUE
                                                               ----------------------------------------   ----------   ------------
    COMMON STOCKS 81.6%
    AUSTRIA 1.0%
    OMV AG .................................................         Oil, Gas & Consumable Fuels              89,020   $  3,296,780
                                                                                                                       ------------
    BRAZIL 4.0%
    Itau Unibanco Holding SA, ADR ..........................               Commercial Banks                  666,033     13,294,019
                                                                                                                       ------------
    CHINA 15.4%
(a) Aluminum Corp. of China Ltd., H ........................               Metals & Mining                 9,792,000      9,461,174
(a) Brilliance China Automotive Holdings Ltd. ..............                 Automobiles                  32,040,000      8,668,105
    China Petroleum and Chemical Corp., H ..................         Oil, Gas & Consumable Fuels           7,136,000      5,598,665
    Chiwan Wharf Holdings Ltd., B ..........................        Transportation Infrastructure          2,126,967      3,433,399
    Denway Motors Ltd. .....................................                 Automobiles                  22,188,730     12,348,908
    PetroChina Co. Ltd., H .................................         Oil, Gas & Consumable Fuels           9,248,000     10,293,758
    Win Hanverky Holdings Ltd. .............................       Textiles, Apparel & Luxury Goods       11,152,000      1,867,706
                                                                                                                       ------------
                                                                                                                         51,671,715
                                                                                                                       ------------
    HONG KONG 6.4%
    Dairy Farm International Holdings Ltd. .................           Food & Staples Retailing            1,658,100     10,263,639
    Victory City International Holdings Ltd. ...............       Textiles, Apparel & Luxury Goods       28,152,000      7,434,906
    VTech Holdings Ltd. ....................................           Communications Equipment              392,500      3,949,145
                                                                                                                       ------------
                                                                                                                         21,647,690
                                                                                                                       ------------
    HUNGARY 1.2%
(a) MOL Hungarian Oil and Gas Nyrt .........................         Oil, Gas & Consumable Fuels              45,775      4,113,776
                                                                                                                       ------------
    INDIA 14.1%
    National Aluminium Co. Ltd. ............................               Metals & Mining                   665,030      5,552,615
    Oil & Natural Gas Corp. Ltd. ...........................         Oil, Gas & Consumable Fuels             270,795      6,560,927
    Peninsula Land Ltd. ....................................     Real Estate Management & Development        846,798      1,495,052
    Sesa Goa Ltd. ..........................................               Metals & Mining                 2,716,280     23,563,088
    Tata Consultancy Services Ltd. .........................                 IT Services                     617,600     10,193,983
                                                                                                                       ------------
                                                                                                                         47,365,665
                                                                                                                       ------------
    INDONESIA 4.9%
    PT Astra International Tbk .............................                 Automobiles                   2,195,000      8,523,701
    PT Bank Central Asia Tbk ...............................               Commercial Banks               15,134,500      7,903,662
                                                                                                                       ------------
                                                                                                                         16,427,363
                                                                                                                       ------------
    MEXICO 2.2%
    Wal-Mart de Mexico SAB de CV, V ........................           Food & Staples Retailing            1,511,000      7,503,322
                                                                                                                       ------------
    PAKISTAN 1.7%
(a) Faysal Bank Ltd. .......................................               Commercial Banks               10,190,739      1,948,388
    MCB Bank Ltd. ..........................................               Commercial Banks                1,462,645      3,658,588
                                                                                                                       ------------
                                                                                                                          5,606,976
                                                                                                                       ------------
    POLAND 0.3%
(a) Polnord SA .............................................          Construction & Engineering              92,806      1,044,528
                                                                                                                       ------------


                              Semiannual Report | 9

Templeton Emerging Markets Fund

                                                                               INDUSTRY                     SHARES         VALUE
                                                               ----------------------------------------   ----------   ------------
    COMMON STOCKS (CONTINUED)
    RUSSIA 7.9%
    Gazprom, ADR ...........................................         Oil, Gas & Consumable Fuels             241,722   $  5,390,401
    LUKOIL Holdings, ADR ...................................         Oil, Gas & Consumable Fuels             101,006      5,372,509
    LUKOIL Holdings, ADR (London Exchange) .................         Oil, Gas & Consumable Fuels              36,510      1,916,775
(a) Mining and Metallurgical Co. Norilsk Nickel ............               Metals & Mining                    44,679      6,753,715
    Mobile TeleSystems, ADR ................................     Wireless Telecommunication Services          77,300      4,046,655
    OAO TMK ................................................         Energy Equipment & Services             660,934      2,947,543
                                                                                                                       ------------
                                                                                                                         26,427,598
                                                                                                                       ------------
    SOUTH AFRICA 0.1%
    Impala Platinum Holdings Ltd. ..........................               Metals & Mining                    18,800        457,163
                                                                                                                       ------------
    SOUTH KOREA 5.3%
    Avista Inc. ............................................       Textiles, Apparel & Luxury Goods          347,028      1,169,724
    Hyundai Development Co. ................................          Construction & Engineering             165,470      4,764,395
    Neopharm Co. Ltd. ......................................              Personal Products                  302,793      1,923,779
    SK Energy Co. Ltd. .....................................         Oil, Gas & Consumable Fuels             109,364     10,087,886
                                                                                                                       ------------
                                                                                                                         17,945,784
                                                                                                                       ------------
    TAIWAN 0.0%(b)
    MediaTek Inc. ..........................................   Semiconductors & Semiconductor Equipment          908         14,271
                                                                                                                       ------------
    THAILAND 8.4%
    Amata Corp. Public Co. Ltd., fgn. ......................     Real Estate Management & Development      7,206,800      1,635,184
    Hemaraj Land and Development Public Co. Ltd., fgn. .....     Real Estate Management & Development     29,653,100        708,696
    Kasikornbank Public Co. Ltd., fgn. .....................               Commercial Banks                2,251,200      6,129,421
    Kiatnakin Bank Public Co. Ltd., fgn. ...................               Consumer Finance                8,084,600      6,114,506
    Land and Houses Public Co. Ltd., fgn. ..................     Real Estate Management & Development      8,514,132      1,584,084
    PTT Exploration and Production Public Co. Ltd., fgn. ...         Oil, Gas & Consumable Fuels           1,226,600      5,009,560
    PTT Public Co. Ltd., fgn. ..............................         Oil, Gas & Consumable Fuels             578,000      4,056,754
    Siam Cement Public Co. Ltd., fgn. ......................            Construction Materials               415,120      2,875,888
                                                                                                                       ------------
                                                                                                                         28,114,093
                                                                                                                       ------------
    TURKEY 6.7%
    Akbank TAS .............................................               Commercial Banks                2,952,231     14,888,085
    Tupras-Turkiye Petrol Rafinerileri AS ..................         Oil, Gas & Consumable Fuels             427,186      7,733,373
                                                                                                                       ------------
                                                                                                                         22,621,458
                                                                                                                       ------------
    UNITED KINGDOM 2.0%
(a) Anglo American PLC .....................................               Metals & Mining                   189,200      6,772,013
                                                                                                                       ------------
    TOTAL COMMON STOCKS
       (COST $186,338,321) .................................                                                            274,324,214
                                                                                                                       ------------


                             10 | Semiannual Report

Templeton Emerging Markets Fund

                                                                               INDUSTRY                     SHARES         VALUE
                                                               ----------------------------------------   ----------   ------------
    PREFERRED STOCKS 18.2%
    BRAZIL 18.2%
    Banco Bradesco SA, ADR, pfd. ...........................               Commercial Banks                  686,644   $ 11,885,808
    Petroleo Brasileiro SA, ADR, pfd. ......................         Oil, Gas & Consumable Fuels             670,320     25,740,288
    Vale SA, ADR, pfd., A ..................................               Metals & Mining                   966,300     23,770,980
                                                                                                                       ------------
    TOTAL PREFERRED STOCKS
       (COST $18,224,142) ..................................                                                             61,397,076
                                                                                                                       ------------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $204,562,463) .................................                                                            335,721,290
                                                                                                                       ------------
    SHORT TERM INVESTMENTS (COST $1,045,074) 0.3%
    MONEY MARKET FUNDS 0.3%
    UNITED STATES 0.3%
(c) Institutional Fiduciary Trust Money Market Portfolio,
       0.00% ...............................................                                               1,045,074      1,045,074
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $205,607,537) 100.1% ...........                                                            336,766,364
    OTHER ASSETS, LESS LIABILITIES (0.1)% ..................                                                               (404,539)
                                                                                                                       ------------
    NET ASSETS 100.0% ......................................                                                           $336,361,825
                                                                                                                       ============

See Abbreviations on page 20.

(a)  Non-income producing.

(b)  Rounds to less than 0.1% of net assets.

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 11

Templeton Emerging Markets Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ....................   $204,562,463
      Cost - Sweep Money Fund (Note 7) ...............      1,045,074
                                                         ------------
      Total cost of investments ......................   $205,607,537
                                                         ============
      Value - Unaffiliated issuers ...................   $335,721,290
      Value - Sweep Money Fund (Note 7) ..............      1,045,074
                                                         ------------
      Total value of investments .....................    336,766,364
   Receivables:
      Dividends ......................................        802,525
      Foreign tax ....................................         13,361
                                                         ------------
         Total assets ................................    337,582,250
                                                         ------------
Liabilities:
   Payables:
      Investment securities purchased ................         30,833
      Affiliates .....................................        354,730
      Custodian fees .................................         79,048
   Deferred tax ......................................        728,332
   Accrued expenses and other liabilities ............         27,482
                                                         ------------
         Total liabilities ...........................      1,220,425
                                                         ------------
            Net assets, at value .....................   $336,361,825
                                                         ============
Net assets consist of:
   Paid-in capital ...................................   $212,488,707
   Distributions in excess of net investment income ..       (299,662)
   Net unrealized appreciation (depreciation) ........    130,425,505
   Accumulated net realized gain (loss) ..............     (6,252,725)
                                                         ------------
            Net assets, at value .....................   $336,361,825
                                                         ============
Shares outstanding ...................................     18,085,107
                                                         ============
Net asset value per share ............................   $      18.60
                                                         ============

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Templeton Emerging Markets Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2010 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $207,915) ...................   $ 2,235,159
                                                                      -----------
Expenses:
   Management fees (Note 3a) ......................................     2,077,232
   Administrative fees (Note 3b) ..................................       249,449
   Transfer agent fees ............................................        32,609
   Custodian fees (Note 4) ........................................        95,452
   Reports to shareholders ........................................        17,051
   Registration and filing fees ...................................        13,709
   Professional fees ..............................................        23,757
   Trustees' fees and expenses ....................................        14,386
   Other ..........................................................        11,179
                                                                      -----------
         Total expenses ...........................................     2,534,824
         Expense reductions (Note 4) ..............................            (3)
                                                                      -----------
            Net expenses ..........................................     2,534,821
                                                                      -----------
               Net investment income (loss) .......................      (299,662)
                                                                      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................       332,748
      Foreign currency transactions ...............................       (10,141)
                                                                      -----------
            Net realized gain (loss) ..............................       322,607
                                                                      -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................    55,476,910
      Translation of other assets and liabilities denominated in
         foreign currencies .......................................        (4,728)
   Change in deferred taxes on unrealized appreciation ............      (228,114)
                                                                      -----------
            Net change in unrealized appreciation
               (depreciation) .....................................    55,244,068
                                                                      -----------
Net realized and unrealized gain (loss) ...........................    55,566,675
                                                                      -----------
Net increase (decrease) in net assets resulting from operations ...   $55,267,013
                                                                      ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                 FEBRUARY 28, 2010     YEAR ENDED
                                                                                    (UNAUDITED)      AUGUST 31, 2009
                                                                                 -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...........................................     $    (299,662)      $  3,421,448
      Net realized gain (loss) from investments and foreign currency
         transactions ........................................................           322,607         (6,378,270)
      Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign
         currencies and deferred taxes .......................................        55,244,068        (32,955,151)
                                                                                   -------------       ------------
         Net increase (decrease) in net assets resulting from operations .....        55,267,013        (35,911,973)
                                                                                   -------------       ------------
   Distributions to shareholders from:
      Net investment income ..................................................        (2,542,876)        (5,503,239)
      Net realized gains .....................................................                --        (20,586,992)
                                                                                   -------------       ------------
   Total distributions to shareholders .......................................        (2,542,876)       (26,090,231)
                                                                                   -------------       ------------
   Capital share transactions: (Note 2) ......................................           236,892                 --
                                                                                   -------------       ------------
         Net increase (decrease) in net assets ...............................        52,961,029        (62,002,204)
Net assets:
   Beginning of period .......................................................       283,400,796        345,403,000
                                                                                   -------------       ------------
   End of period .............................................................     $ 336,361,825       $283,400,796
                                                                                   -------------       ------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of period .............................................................     $    (299,662)      $  2,542,876
                                                                                   =============       ============

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             Semiannual Report | 15

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2010, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.


                             16 | Semiannual Report

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                    FEBRUARY 28, 2010   AUGUST 31, 2009
                                                    -----------------   ---------------
                                                    SHARES    AMOUNT    SHARES   AMOUNT
                                                    ------   --------   ------   ------
Shares issued in reinvestment of distributions ..   12,074   $236,892     --       $--
                                                    ======   ========   ======   ======


                             Semiannual Report | 17

Templeton Emerging Markets Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the periods ended February 28, 2010 and August 31, 2009, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------                                       ----------------------
Templeton Asset Management Ltd. (TAML)           Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                      NET ASSETS
-------------------   -------------------------------------------------
     1.250%           Up to and including $1 billion
     1.200%           Over $1 billion, up to and including $5 billion
     1.150%           Over $5 billion, up to and including $10 billion
     1.100%           Over $10 billion, up to and including $15 billion
     1.050%           Over $15 billion, up to and including $20 billion
     1.000%           In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2010, the custodian fees were reduced as noted in the Statement of Operations.


                             18 | Semiannual Report

Templeton Emerging Markets Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $1,375,872 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses of $3,998,148.

At February 28, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $206,808,848
                                                ============
Unrealized appreciation .....................   $149,263,651
Unrealized depreciation .....................    (19,306,135)
                                                ------------
Net unrealized appreciation (depreciation) ..   $129,957,516
                                                ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2010, aggregated $2,536,618 and $2,822,108, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             Semiannual Report | 19

Templeton Emerging Markets Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At February 28, 2010, all of the Fund's investments in securities carried at fair value were in Level 1 inputs. For detailed country descriptions, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying this provision.

In March 2010, the FASB issued ASU No. 2010-11, DERIVATIVES AND HEDGING (TOPIC
815): SCOPE EXCEPTION RELATED TO EMBEDDED CREDIT DERIVATIVES, which clarifies existing derivatives and hedging disclosure requirements and is effective for fiscal quarters beginning after June 15, 2010. The Fund is currently evaluating the impact, if any, of applying this provision.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt


                             20 | Semiannual Report

Templeton Emerging Markets Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 26, 2010

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida, on February 26, 2010. The purpose of the meeting was to elect five Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending August 31, 2010. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank A. Olson, Constantine D. Tseretopoulos, Charles B. Johnson, Gregory E. Johnson and J. Michael Luttig.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2010. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five Trustees:

                                                                 % OF                               % OF
                                                                SHARES                             SHARES
                                                     % OF      PRESENT                  % OF      PRESENT
                                                 OUTSTANDING     AND                OUTSTANDING     AND
                                        FOR         SHARES      VOTING   WITHHELD      SHARES      VOTING
                                    ----------   -----------   -------   --------   -----------   -------
TERM EXPIRING 2013
Frank A. Olson ..................   14,556,802      80.54%      96.02%    603,410      3.34%       3.98%
Constantine D. Tseretopoulos ....   14,616,371      80.87%      96.41%    543,841      3.01%       3.59%
Charles B. Johnson ..............   14,608,644      80.83%      96.36%    551,568      3.05%       3.64%
Gregory E. Johnson ..............   14,605,115      80.81%      96.34%    555,097      3.07%       3.66%
TERM EXPIRING 2011
J. Michael Luttig ...............   14,595,245      80.76%      96.27%    564,967      3.13%       3.73%

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending August 31, 2010:

                                                     % OF        % OF
                                      SHARES     OUTSTANDING    VOTED
                                       VOTED        SHARES      SHARES
                                    ----------   -----------   -------
For .............................   14,882,610      82.35%      98.17%
Against .........................      142,945       0.79%       0.94%
Abstain .........................      134,658       0.75%       0.89%
Total ...........................   15,160,213      83.89%     100.00%

* Ann Torre Bates, David W. Niemiec, Larry D. Thompson, Robert E. Wade, Harris J. Ashton, Frank J. Crothers and Edith E. Holiday are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                             Semiannual Report | 21

Templeton Emerging Markets Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon (the "Plan Administrator") and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.


                             22 | Semiannual Report

Templeton Emerging Markets Fund

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                             Semiannual Report | 23

Templeton Emerging Markets Fund

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol "EMF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to BNY Mellon Shareowner Services' web site at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                             24 | Semiannual Report

Templeton Emerging Markets Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2009. Additionally, the Fund expects to file, on or about April 30, 2010, such certifications with its Form N-CSRS for the six months ended February 28, 2010.


                             Semiannual Report | 25

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   100 Fountain Parkway
                                           P.O. Box 33030
                                           St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT
TEMPLETON EMERGING MARKETS FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor.com/isd

FUND INFORMATION
(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLEMF S 04/10


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

   (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND


By /s/LAURA F. FERGERSON
--------------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
--------------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010

By /s/MARK H. OTANI
--------------------------------
    Mark H. Otani
    Chief Financial Officer and
    Chief Accounting Officer

Date:  April 27, 2010